UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2016 (August 15, 2016)
________________
Rockwell Automation, Inc.
(Exact name of registrant as specified in its charter)
________________

Delaware	1-12383	25-1797617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street
Milwaukee, Wisconsin 53204
(Address of principal executive offices, including zip code)

+1 (414) 382-2000
(Registrant's telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2016, Douglas M. Hagerman, Senior Vice President, General Counsel and Secretary of the Company, announced his intention to retire around the end of this calendar year. Mr. Hagerman has served as the Company’s Senior Vice President, General Counsel and Secretary since May 2004. The effective date of his retirement has not been determined.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By	/S/ BLAKE D. MORET
Blake D. Moret
President and Chief Executive Officer
Date: August 15, 2016